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                                                                    EXHIBIT 4.5


                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                         OHIO EDISON FINANCING TRUST II

                          Dated as of ___________, 1996
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                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                         OHIO EDISON FINANCING TRUST II

                                __________, 1996

         AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated and effective as of ___________, 1996, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

                              W I T N E S S E T H:

         WHEREAS, the Trustees and the Sponsor established Ohio Edison Financing Trust II (the "Trust"), as a business trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of ___________, 1996 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on ___________, 1996, for the sole purposes of
(i) issuing Preferred Securities (as hereinafter defined) representing undivided beneficial interests in the assets of the Trust in exchange for shares ("Class A Shares") of Class A Preferred Stock (as hereinafter defined) of the Sponsor pursuant to the Offer (as hereinafter defined) and delivering such Class A Shares to the Sponsor in consideration for the deposit by the Sponsor as trust assets of Subordinated Debentures (as hereinafter defined) of the Subordinated Debenture Issuer (as hereinafter defined) issued under the Indenture (as hereinafter defined), (ii) issuing and selling Common Securities (as hereinafter defined) representing undivided beneficial interests in the assets of the Trust to the Sponsor in exchange for cash and investing the proceeds thereof in additional Subordinated Debentures of the Sponsor issued under the Indenture to be held as assets of the Trust and (iii) engaging in such other activities as are necessary, convenient or incidental thereto;

         WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

         WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.
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         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1   Definitions.

         Unless the context otherwise requires:

         (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
     Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

         (f) a reference in this Declaration to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Book Entry Interest" means a beneficial interest in a Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and

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made through book entries by a Clearing Agency as described in Section 9.4.

         "Business Day" means any day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York are authorized or required by law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as it may be amended from time to time.

         "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

         "Class A Preferred Stock" means the 7.75% Class A Preferred Stock, par value $25 per share, of the Sponsor.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Certificate for which it shall undertake to effect book entry transfers and pledges of the Book Entry Interests in the Preferred Securities represented by such Certificate.

         "Clearing Agency Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means ___________, 1996.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.

         "Common Securities Guarantee" means the guarantee agreement, dated as of ___________, 1996, of the Sponsor in respect of the Common Securities.

         "Common Security" has the meaning specified in Section 7.1.

         "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

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         "Dealer Manager Agreement" means the dealer manager agreement entered into among the Sponsor, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated with respect to, among other things, the Offer and the Preferred Securities, in the form of Exhibit C hereto.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Direction" by a Person means a written direction signed:

         (a) if the Person is a natural Person, by that Person; or

         (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "DTC" means the Depository Trust Company, as Clearing Agency.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Subordinated Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Indemnified Person" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee; or (d) any employee or agent of the Trust or its Affiliates.

         "Indenture" means the Indenture dated as of ___________, 1996, as amended and supplemented by a First Supplemental Indenture, dated as of ___________, 1996, among the Subordinated Debenture Issuer and the Subordinated Debenture Trustee, and any further indenture supplemental thereto relating to the Subordinated Debentures.

         "Investment Company" means an investment company (as defined in the Investment Company Act) that is required to register as such under the Investment Company Act.

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         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in Annex I hereto.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities as set forth in Annex I and by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

         "Offer" means the offer by the Trust to exchange Preferred Securities of the Trust for outstanding Class A Shares of the Sponsor in consideration for the deposit by the Sponsor as trust assets of Subordinated Debentures issued under the Indenture, all as described in the Prospectus.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Certifi- cate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

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         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 9.10 and shall initially be The Bank of New York.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Securities Guarantee" means the guarantee agreement, dated as of ___________, 1996, of the Sponsor in respect of the Preferred Securities.

         "Preferred Security" has the meaning specified in Section 7.1.

         "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

         "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Property Trustee Account" has the meaning set forth in Section 3.8(c).

         "Prospectus" means the Prospectus dated __________, 1996 relating to the Offer.

         "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

         "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

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         "Responsible Officer" means, with respect to the Property Trustee, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the corporate trust department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

         "Securities" means the Common Securities and the Preferred
Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Securities Guarantees" means the Preferred Securities Guarantee and the Common Securities Guarantee.

         "Special Event" has the meaning set forth in Annex I hereto.

         "Sponsor" means Ohio Edison Company, an Ohio corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Subordinated Debenture Issuer" means the Sponsor in its capacity as issuer of the Subordinated Debentures.

         "Subordinated Debenture Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Subordinated Debentures" means the ___% Junior Subordinated Debentures, Due 2016 to be issued by the Subordinated Debenture Issuer under the Indenture and held by the Property Trustee. A specimen certificate representing a Subordinated Debenture is attached hereto as Exhibit B. The Subordinated Debentures will be subordinate and junior in right of payment to certain other indebtedness of the Subordinated Debenture Issuer as set forth in the Indenture.

         "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

         "Tax Event" has the meaning set forth in Annex I hereto.

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         "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Transfer Agent and Registrar" has the meaning specified in Section 3.6(l).

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended to the date hereof.

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1   Trust Indenture Act; Application.

         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required or deemed to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as

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equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2  Lists of Holders of Securities.

         (a) The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity of Paying Agent (if acting in such capacity). If the Property Trustee is not the Registrar or a Paying Agent, each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) within 1 day after each February 15 and August 15 of each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities as of said February 15 or August 15, as the case may be ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request therefor, a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Property Trustee shall comply with its obligations under sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3  Reports by the Property Trustee.

         Within 60 days after July 31 of each year or at such other time as required under section 313(b) of the Trust Indenture Act, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of section 313(d) of the Trust Indenture Act.

SECTION 2.4  Periodic Reports to Property Trustee.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by section 314 (if any) and the compliance certificate required by section 314 of the Trust Indenture Act in the form, in the manner and at the times required by section 314 of the Trust Indenture Act.

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SECTION 2.5   Evidence of Compliance with Conditions Precedent.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6   Events of Default; Waiver.

         (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

         (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

         (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Subordinated Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities outstanding that the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of section 316(a)(1)(B) of the Trust Indenture Act and such section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders

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of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

         (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

         (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
     Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities outstanding that the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and the consequences thereof until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver and, in the case of a deemed waiver, until such waiver shall no longer be deemed to exist, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of section 316(a)(1)(B) of the Trust Indenture Act and such section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this

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Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7   Event of Default; Notice.

         (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Subordinated Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

         (b) the Property Trustee shall not be deemed to have knowledge of any default except:

         (i)  a default under Sections 6.01(1) and 6.01(2) of the Indenture; or

         (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of the Declaration shall have obtained written notice.

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1   Name.

         The Trust is named "Ohio Edison Financing Trust II," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of the Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2   Office.

         The address of the principal office of the Trust is c/o Ohio Edison Company, 76 South Main Street, Akron, Ohio 44308. On ten Business Days written notice to the Holders of the Securities, the Regular Trustees may designate another principal office.

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SECTION 3.3   Purpose.

         The exclusive purposes and functions of the Trust are (a) (i) to issue Preferred Securities in exchange for Class A Shares pursuant to the Offer and to deliver such Class A Shares to the Sponsor in consideration for the deposit by the Sponsor in the Trust as trust assets of Subordinated Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate par value of the Class A Shares so delivered; (ii) to enter into such agreements and arrangements as may be necessary in connection with the Offer and to take all action, and exercise such discretion, as may be necessary or desirable in connection with the Offer and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection with the Offer and the issuance of the Preferred Securities; and (iii) to issue and sell Common Securities to the Sponsor for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Subordinated Debentures issued under the Indenture, and (b) except as otherwise limited herein, to engage in only those other activities necessary, convenient or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4   Authority.

         Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5   Title to Property of the Trust.

         Except as provided in Section 3.8 with respect to the Subordinated Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

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SECTION 3.6  Powers and Duties of the Regular Trustees.

         The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

         (b) in connection with the Offer and the issuance of the Preferred Securities, at the direction of the Sponsor, to:

         (i) file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as the Sponsor on behalf of the Trust, may deem necessary or desirable; and

         (ii) execute on behalf of the Trust such other agreements and arrangements as may be necessary or desirable in connection with the Offer and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the Offer or the consummation thereof.

In connection with all of the foregoing, the Sponsor and each Trustee, solely in its capacity as Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of, John H. Byington, Jr. and Michael F. Cusick, and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for the Sponsor or such Trustee or in the Sponsor's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement, the 1934 Act Registration Statement and the Tender Offer Schedules and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as the Sponsor or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof;

         (c) to acquire Subordinated Debentures and, on behalf of the Holders of Preferred Securities, the Preferred Securities Guarantee upon consummation of the Offer in connection with the exchange of Preferred Securities for Class A Shares pursuant to the Offer and to acquire additional Subordinated Debentures and, on behalf of the Holders of the Common Securities, the Common Securities Guarantee with the proceeds of the sale of the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Subordinated Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

         (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss.316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to this Declaration or the terms of the Securities as set forth in Annex I;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee is charged with bringing such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities (the "Transfer Agent and Registrar") and to appoint any Person to act as successor Paying Agent for the Securities in accordance with Section 9.10 of this Declaration;

         (m) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary, convenient or incidental to the foregoing;

         (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary, convenient or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

         (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

         (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

         (iii) cooperating with the Subordinated Debenture Issuer to ensure that the Subordinated Debentures will be treated as indebtedness of the Subordinated Debenture Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of Holders; and

         (p) to take all action necessary to cause all applicable tax returns that are required to be filed by them pursuant to Section 11.2(c) with respect to the Trust to be duly prepared and filed on behalf of the Trust.

         The Regular Trustees must exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsis-tent with the purposes and functions of the Trust set forth in Section 3.3.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

SECTION 3.7    Prohibition of Actions by the Trust and the Trustees.

         (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

         (i) invest any proceeds received by the Trust from holding the Subordinated Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

         (ii)  acquire any assets other than as expressly provided herein;

         (iii) possess Trust property for other than a Trust purpose;

         (iv) make any loans or incur any indebtedness other than loans represented by the Subordinated Debentures;

         (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

         (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

         (vii) other than as provided in this Declaration, (A) direct the time, method and place of exercising any trust or power conferred upon the Subordinated Debenture Trustee with respect to the Subordinated Debentures,
     (B) waive any past default that is waivable under Section 6.04 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Subordinated Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Subordinated Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification or amendment will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8   Powers and Duties of the Property Trustee.

         (a) The legal title to the Subordinated Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Subordinated Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting (and cessation as to the resigning Property Trustee) of title shall be effective whether or not conveyancing documents with regard to the Subordinated Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Subordinated Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c)   The Property Trustee shall:

         (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Subordinated Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1; provided, that with respect to payments to the Holders of the Common Securities, the Sponsor and the Property Trustee may elect to make other arrangements as may be satisfactory to each of them and as evidenced by a separate written agreement to such effect. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

         (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Subordinated Debentures are redeemed or mature; and

         (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Subordinated Debentures to Holders of Securities upon the occurrence of certain Special Events (as defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to this Declaration or the terms of the Securities set forth in Annex I.

         (e) The Property Trustee may take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

         (f)  The Property Trustee shall not resign as a Trustee unless either:

         (i) The Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

         (ii) a Successor Property Trustee (as defined herein) has been appointed and has accepted that appointment in accordance with Section 5.6.

         (g) The Property Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from the Subordinated Debentures Issuer of its election to defer payments of interest on the Subordinated Debentures by extending the interest payment period under the Indenture.

         (h) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Subordinated Debentures under the Indenture and if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, be entitled to enforce its rights as holder of the Subordinated Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

         (i) The Property Trustee shall take all action necessary to cause all applicable tax information reports that are required to be prepared and furnished by it pursuant to Section 11.2(b) with respect to the Trust to be duly prepared and furnished on behalf of the Trust.

         (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

         In exercising any of the powers granted to it in Sections 3.8 and 3.9, the Property Trustee shall exercise such powers in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9   Certain Duties and Responsibilities of the Property Trustee.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

              (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

              (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

         (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

         (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

         (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

         (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Subordinated Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration, the Trust Indenture Act and Rule 3a-7;

         (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Subordinated Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

         (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law;

         (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor; and

         (ix) the Property Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Securities unless either (1) a Responsible Officer of the Property Trustee shall have actual knowledge of the default or Event of Default or
     (2) written notice of such default or Event of Default shall have been given to the Property Trustee by the Sponsor, the Regular Trustees or by any Holder of the Securities.

SECTION 3.10   Certain Rights of the Property Trustee.

         (a)   Subject to the provisions of Section 3.9:

         (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

         (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

         (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under securities laws) or any rerecording, refiling or reregistration thereof;

         (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of the Sponsor's or its Affiliates' employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

         (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

         (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

         (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

         (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

         (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

         (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11   Delaware Trustee.

         Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of section 3807 of the Business Trust Act.

SECTION 3.12   Execution of Documents.

         Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, a majority of or, if there are only two, any Regular Trustee or, if there is only one, such Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

SECTION 3.13   Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Declaration and in the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof or as to the title of the Trust thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with any of the Trustees hereunder. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities. The Trustees shall not be accountable for the use or application by the Sponsor of the Securities or the proceeds thereof or of any money paid to the Sponsor under any provisions hereof.

SECTION 3.14   Duration of Trust.

         The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence for ____________ (__) years from the Closing Date.

SECTION 3.15   Mergers.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

         (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

         (i)   such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon termination, liquidation, redemption, maturity and otherwise;

         (ii) the Subordinated Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Subordinated Debentures;

         (iii) the Preferred Securities or any Successor Securities replacing the Preferred Securities (the "Successor Preferred Securities") are listed, or any Successor Preferred Securities will be listed upon notification of issuance, on any national securities exchange or with an other organization on which the Preferred Securities are then listed or quoted;

         (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Preferred Securities) to be downgraded by any nationally recognized statistical rating organization;

         (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Securities as a result of such merger, consolidation, amalgamation or replacement);

         (vi) such Successor Entity has a purpose identical to that of the Trust;

         (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

         (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.16 May Hold Securities.

         Except as provided in the definition of the term "Outstanding" in
Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1  Sponsor's Purchase of Common Securities.

         On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are issued in exchange for Class A Shares pursuant to the Offer.

SECTION 4.2  Responsibilities of the Sponsor.

         In connection with the issuance of the Preferred Securities in exchange for Class A Shares pursuant to the Offer, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare and file with the Commission and execute, in each case on behalf of the Trust, (i) a Registration Statement on Form S-4 (the "Registration Statement") and any pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of the Preferred Securities of the Trust, (ii) a Registration Statement on Form 8-A (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust under Section 12(b) of the Exchange Act and
(iii) an Issuer Tender Offer Statement on Schedule 13E-4 and any other tender offer statement required to be filed by the Trust with the Commission (including, if necessary, Schedule 14D-1) relating to the Offer (collectively, the "Tender Offer Schedules") and any amendment or supplement thereto;

         (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

         (c) to prepare and file with the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market an application for listing thereon upon notice of issuance of any Preferred Securities; and to file or cause the Regular Trustees to file, thereafter with such exchange such notifications and documents as may be necessary from time to time to maintain such listing; and

         (d) to negotiate the terms of and execute on behalf of the Trust the Dealer Manager Agreement providing for the issuance of the Preferred Securities in exchange for Class A Shares pursuant to the Offer.

SECTION 4.3  Expenses.

         (a) The Sponsor shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance and sale of the Preferred Securities, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), the costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agent(s), registrar(s), transfer agent(s), duplication, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

         (b) The Sponsor will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         (c) The Sponsor's obligations under this Section 4.3 shall be for the benefit of, and shall be enforceable by, the Property Trustee and any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. The Property Trustee and any such Creditor may enforce the Sponsor's obligations under this Section 4.3 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that the Property Trustee or any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.3.

         As security for the performance of the obligations of the Sponsor under this Section, the Property Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Property Trustee as such, except funds held in trust for the payment of principal of, and premium (if any) or interest on, particular Securities. Should the Property Trustee incur expenses or render services in connection with an Event of Default specified in Sections 6.01(5) and (6) of the Indenture, those expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law.

         The provisions of this Section shall survive the termination of this Declaration.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1  Number of Trustees.

         The number of Trustees initially shall be four (4), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided that, if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least three (3).

SECTION 5.2  Delaware Trustee.

         If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application. The Delaware Trustee may be an Affiliate of the Property Trustee.

SECTION 5.3    Property Trustee; Eligibility.

         (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

         (i)   not be an Affiliate of the Sponsor;

         (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

         (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4    Qualifications of Regular Trustees and Delaware Trustee
               Generally.

         Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5     Initial Trustees.

         The initial Regular Trustees shall be:

                R.H. Marsh
                T.F. Struck, II

         The initial Delaware Trustee shall be:

                The Bank of New York (Delaware)

         The initial Property Trustee shall be:

                The Bank of New York

SECTION 5.6     Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 5.6(b), Trustees, or any of them, may be appointed or removed without cause at any time:

         (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

         (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by unanimous written consent.

         (b)(i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor Property Trustee ("Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

         (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

         (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

              (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

              (B) if the Trust is deemed not to be an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

         (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

         (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7  Vacancies among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive (but not exclusive) evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8  Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.9  Meetings.

         If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.10 Delegation of Power.

         (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

         (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1  Distributions.

         Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Subordinated Debenture Issuer makes a payment of interest (including Additional Interest (as defined in the Indenture)), premium and/or principal on the Subordinated Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to the Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1  General Provisions Regarding Securities.

         (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities.") The Trust shall not issue any securities or other interests in respect of the assets of the Trust other than the Preferred Securities and the Common Securities.

         (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such

Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by any person who, at the actual date of execution of such Certificate, shall be a Regular Trustee of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

         (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

         (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1   Termination of Trust.

         (a)  The Trust shall terminate:

         (i) upon the bankruptcy of the Holder of the Common Securities or the Sponsor;

         (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Common Securities or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

         (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

         (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

         (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Subordinated Debentures in accordance with the terms thereof shall have been distributed to the Holders of Securities in exchange for all of the Securities;

         (vi) before the issuance of any Securities, at the election of the Sponsor; or

         (vii) in accordance with Section 3.14 of this Declaration.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware; provided that upon the occurrence of an event referred to in Section 8.1(a)(vi) such certificate shall be filed by the Sponsor.

         (c) The provisions of Section 3.9 and 4.3, and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1    Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration (including Annex I) and in the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration and such Securities shall be null and void.

         (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

         (c) Subject to this Article IX, (x) the Sponsor may only transfer Common Securities to a Related Party and (y) a Related Party may only transfer Common Securities to the Sponsor or another Related Party; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

         (i) the Trust would no longer be classified for United States federal income tax purposes as a grantor trust; or

         (ii) the Trust would become an Investment Company or the transferee would become an Investment Company.

SECTION 9.2 Registration of Transfer and Exchange of Preferred Security Certificates.

         The Transfer Agent and Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 9.9, a securities register in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of Certificates (subject to Section 9.1(c) in the case of the Common Security Certificates) and registration of transfers and exchanges of Preferred Security Certificates as herein provided. Until such time as they have appointed another Person to act as Transfer Agent and Registrar under Section 3.6(l) hereof, The Bank of New York shall be the initial Transfer Agent and Registrar.

         Upon surrender for registration of transfer of any Preferred Security Certificate at the office or agency maintained pursuant to Section 9.9, the Regular Trustees or any one of them shall execute and deliver, in the name of the designated transferee or transferees, one or more new Preferred Security Certificates in authorized denominations of a like aggregate liquidation amount dated the date of execution by the Regular Trustee or Trustees. The Transfer Agent and Registrar shall not be required to register the transfer of or exchange (i) Preferred Securities during a period of 15 days immediately preceding the date on which notice identifying the serial numbers for the Preferred Securities called for redemption is mailed, or (ii) any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Security Certificates may be exchanged for other Preferred Security Certificates in authorized denominations of the same class and of a like aggregate liquidation amount upon surrender of the Preferred Security Certificates to be exchanged at the office or agency maintained pursuant to
Section 9.9.

         Every Preferred Security Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees and the Transfer Agent and Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Preferred Security Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Regular Trustees in accordance with customary practice by trustees generally.

         No service charge shall be made for any registration of transfer or exchange of Preferred Security Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Security Certificates.

SECTION 9.3  Deemed Security Holders.

         The Trust, the Trustees and the Transfer Agent and Registrar may treat the Person in whose name any Certificate shall be registered in the securities register kept in accordance with Section 9.2 as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4  Book Entry Interests.

         The Preferred Securities Certificates, on original issuance, will be issued in fully registered form. With respect to any Certificates registered in the name of a Clearing Agency or its nominee:

         (a) the Trust, the Trustees and the Transfer Agent and Registrar shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

         (b) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

         (c) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book entry transfers among Clearing Agency Participants and receive and transmit payments of Distributions on such Certificates to such Clearing Agency Participants.

SECTION 9.5  Notices to Clearing Agency.

         Whenever a notice or other communication to the Holders is required under this Declaration, the relevant Trustees shall give all such notices and communications to the Holders, and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein, have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6  Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to any Preferred Securities held in the book entry system of such Clearing Agency, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

SECTION 9.7  Definitive Preferred Security Certificates.

         If, with respect to any Certificates representing Book Entry Interests:

         (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities represented by such Certificates and a successor Clearing Agency is not appointed within 90 days after such election pursuant to Section 9.6; or

         (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities represented by such Certificates, then:

         (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to the Preferred Securities; and

         (d) upon surrender of the such Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause fully registered definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency.

SECTION 9.8   Mutilated, Destroyed, Lost or Stolen Certificates.


         If:

         (a) any mutilated Certificate should be surrendered to the Transfer Agent and Registrar, or if the Transfer Agent and Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Transfer Agent and Registrar and the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 9.9  Maintenance of Office or Agency.

         The Regular Trustees shall designate and cause to be maintained in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Preferred Security Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Certificates may be served. The Regular Trustees initially designate The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286 as their principal trust office for such purposes. The Regular Trustees shall give prompt written notice to the Sponsor, the Property Trustee and the Holders of any change in the location of the securities register or any such office or agency.

SECTION 9.10 Appointment of Paying Agent.

         The Paying Agent shall make Distributions with respect to all Securities and shall report the amounts of such payments to the Property Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Property Trustee Account for the purpose of making the payments referred to above. The Regular Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration in any material respect. The Paying Agent shall initially be The Bank of New York, and it may choose any co-paying agent that is acceptable to the Regular Trustees and the Sponsor. The Paying Agent shall comply with section 317(b) of the Trust Indenture Act. Any Person acting as a Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees, the Property Trustee and the Sponsor. In the event that The Bank of New York shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Regular Trustees shall appoint a successor that is acceptable to the Property Trustee and the Sponsor to act as Paying Agent (which shall be a bank or trust company). The Regular Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Regular Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1  Liability.

         (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

         (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders, which shall be made solely from assets of the Trust; or

         (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

         (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2  Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3  Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b)  Unless otherwise expressly provided herein:

         (i) whenever a conflict of interest exists or arises between any Covered Persons; or

         (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provide terms that are, fair and reasonable to the Trust or any Holder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

         (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

         (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4  Indemnification.

         (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

         (b) To the fullest extent permitted by applicable law, expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding (whether such claim, demand, action, suit or proceeding arises between the parties hereto or results from suits involving third parties) shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.4(a). The indemnification shall survive the termination of this Declaration.

SECTION 10.5 Outside Businesses.

         Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1 Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2 Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents which shall reflect, in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

         (b) The Property Trustee shall cause to be duly prepared and furnished to each Holder any Internal Revenue Service Forms 1099, or any successor forms, containing such information with regard to the Securities held by such Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such Form 1099 at a later date, the Property Trustee shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by or on behalf of the Trust with any state or local taxing authority.

SECTION 11.3 Banking.

         The [Regular Trustees] shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Subordinated Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4 Withholding.

         The Trust and the Property Trustee shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Property Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to such Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to such Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1   Amendments.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

         (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

         (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

         (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

         (b) No amendment shall be made, and any purported amendment shall be void and ineffective:

         (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities set forth in Annex I);

         (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

         (iii) to the extent the result of such amendment would be to:

               (A) cause the trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

         (c) If the Trust has any Securities outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of such Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities set forth in Annex I.

         (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

         (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

         (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

         (i)   cure any ambiguity;

         (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

         (iii) add to the covenants, restrictions or obligations of the Sponsor;

         (iv) in the event the Trust is deemed not to be an Investment Company solely by reason of Rule 3a-7, conform to any change in Rule 3a-7 or written change in interpretation or application of Rule 3a-7 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

         (v) cause the Trust to continue to be classified for purposes of United States federal income taxation as a grantor trust; provided, such amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 12.2  Meetings of the Holders; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of any class of Securities:

         (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of such Holders. Any action that may be taken at a meeting of Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written consent submitted to Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

         (ii) each Holder may authorize any Person to act for it by proxy on all matters in which such Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Except as otherwise required by law, every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

         (iii) each meeting of Holders shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

         (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1   Representations and Warranties of Property Trustee.

         The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee, that:

         (a) the Property Trustee is a banking corporation or association with trust powers, duly organized, validly existing and in good standing under the laws of a state of the United States or of the United States, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

         (b) the execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property

Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

         (d) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration.

SECTION 13.2 Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that:

         (a) the Delaware Trustee is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

         (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration; and

         (d) the Delaware Trustee has its principal place of business in the State of Delaware.

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1 Notices.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first-class mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders):

             Ohio Edison Financing Trust II
             c/o Ohio Edison Company
             76 South Main Street
             Akron, Ohio  44308
             Attention:  Trustees
             Facsimile No: (330) 384-3772

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders):

             The Bank of New York (Delaware)
             400 White Clay Center
             Newark, Delaware 19711
             Attention:

         (c) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

             The Bank of New York
             101 Barclay Street, Floor 21 West
             New York, New York  10286
             Attention:  Corporate Trust Administration

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

             Ohio Edison Company
             76 South Main Street
             Akron, Ohio  44308
             Attention:  Treasurer
             Facsimile No: (330) 384-3772

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2  Governing Law.

         This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3  Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4  Headings.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5  Successors and Assigns

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6  Partial Enforceability.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7  Counterparts.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN WITNESS WHEREOF, the undersigned has caused this Declaration to be executed as of the day and year first above written.


                                             -----------------------------------
                                             R.H. Marsh, as Regular Trustee


                                             -----------------------------------
                                             T.F. Struck, II, as Regular Trustee


                                             THE BANK OF NEW YORK (DELAWARE),
                                             as Delaware Trustee


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             THE BANK OF NEW YORK,
                                             as Property Trustee


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             OHIO EDISON COMPANY,
                                             as Sponsor


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                     ANNEX I


                                    TERMS OF
                  _____% TRUST ORIGINATED PREFERRED SECURITIES
                    _____% TRUST ORIGINATED COMMON SECURITIES

         Further to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of ___________, 1996 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

         1.  Designation and Number.

         (a) Preferred Securities. __________ Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ____________________ dollars ($___________) and a liquidation amount with respect to the assets of the Trust of $25 per preferred security, are hereby designated for the purposes of identification only as "_____% Trust Originated Preferred Securities(sm) ('TOPrS'(sm))" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

         (b) Common Securities. ____________ Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of ___________________ dollars ($___________) and a liquidation amount with respect to the assets of the Trust of $25 per common security, are hereby designated for the purposes of identification only as "_____% Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2.  Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of _____% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Subordinated Debentures to be held by the Property Trustee. Distributions that are in arrears for more than one quarter (whether due to an extension of the interest payment period for the Subordinated Debentures under the Indenture or otherwise) will accrue interest at the Coupon Rate and the interest so accrued at the end of each quarter and remaining unpaid will itself bear interest thereafter at the Coupon Rate (to the extent permitted by applicable law) until paid on the same basis. The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Subordinated Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable (and the amount, if any, of interest payable, including interest on overdue interest) for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

         (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance, and will be payable quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, commencing on ________, 1996, except as otherwise described below. [The initial Distribution on the Securities, payable on ________, 1996, will be based on a period shorter than a full quarter (_______ to _______, 1996) and will be in the amount of $___ per Security.] In addition, holders of Securities will be entitled to an additional cash distribution at the rate of 7.75% per annum of the liquidation amount thereof from ___________, 1996 through ____________, 1996, payable on
___________, 1996 to holders of the Preferred Securities on the record date for such Distribution payment date ("Pre-Issuance Interest"). With the exception of interest on the Subordinated Debentures corresponding to Pre-Issuance Interest, so long as the Subordinated Debenture Issuer is not in default under the Indenture, the Subordinated Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Subordinated Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall last beyond the date of maturity of the Subordinated Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate, and the interest so accrued at the end of each quarter and remaining unpaid will itself bear interest thereafter (to the extent permitted by applicable law) until paid on the same basis, during any such Extension Period. Prior to the termination of any such Extension Period, the Subordinated Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or last beyond the date of maturity of the Subordinated Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date for the payment of Distributions after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Subordinated Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear in the securities register kept by the Transfer Agent and Registrar pursuant to Section 9.2 of the Declaration on the relevant record dates, which will be 15 calendar days prior to the applicable payment dates, which payment dates and record dates correspond to the interest payment dates and record dates on the Subordinated Debentures. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. Payment of Distributions will be payable at the office or agency maintained pursuant to Section 9.9 of the Declaration; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the persons entitled thereto. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Subordinated Debenture Issuer having failed to make a payment under the Subordinated Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant regular record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture for the making of such payment. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

         3.  Liquidation Distribution Upon Dissolution.

         In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the

Trust available for distribution to Holders after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Subordinated Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

         If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

         4.  Redemption and Distribution.

         (a) Upon the repayment of the Subordinated Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Subordinated Debentures so repaid or redeemed at a redemption price of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

         (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the procedure for redeeming Preferred Securities will be as described in Section 4(f)(ii) below.

         (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, except in certain limited circumstances in relation to a Tax Event described in this Section 4(c), dissolve the Trust and, after satisfaction of creditors, cause Subordinated Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as, the Securities, to be distributed to the Holders in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that neither the Trust nor the Holders will recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Subordinated Debentures, and provided, further, that, if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Subordinated Debenture Issuer, the Sponsor or the Holders ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

         If (i) in the event of a Tax Event, after receipt of a Tax Event Opinion (as defined hereinafter) by the Regular Trustees, the Subordinated Debenture Issuer has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Subordinated Debenture Issuer would be precluded from deducting the interest on the Subordinated Debentures for United States federal income tax purposes even if the Subordinated Debentures were distributed to the Holders in liquidation of such Holders' interests in the Trust as described in this Section 4(c), or (ii) in the event of any Special Event, after receipt of a Tax Event Opinion or Investment Company Event Opinion (as defined hereinafter), as the case may be, the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Subordinated Debenture Issuer shall have the right at any time, upon not less than 30 nor more than 60 days' notice, to redeem the Subordinated Debentures in whole or in part for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Subordinated Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to the Trust the opportunity to eliminate, within such 90 day period, the Special Event by taking some Ministerial Action, the Trust or the Subordinated Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

         "Tax Event" means the receipt by the Regular Trustees of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Tax Event Opinion") to the effect that, on or after the date of the Prospectus, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, in each case which amendment or change is enacted, promulgated, issued or announced on or after the date of the Prospectus, there is more than an insubstantial risk that (i) the Trust is, or will be, within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Subordinated Debentures, (ii) interest payable by the Subordinated Debenture Issuer to the Trust on the Subordinated Debentures is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Subordinated Debenture Issuer for United States federal income tax purposes or (iii) the Trust is, or will be, within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges.

         "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act (an "Investment Company Event Opinion") to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Prospectus.

         On and from the date fixed by the Regular Trustees for any distribution of Subordinated Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding and (ii) the Certificates representing Securities will be deemed to represent beneficial interests in the Subordinated Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, such Securities until such certificates are surrendered or presented to the Subordinated Debenture Issuer or its agent for transfer or reissue.

         (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (e) If the Subordinated Debentures are distributed to Holders of the Securities, pursuant to the terms of the Indenture the Subordinated Debenture Issuer will use its best efforts to have the Subordinated Debentures listed on the New York Stock Exchange or on such other exchange or the Nasdaq

National Market as the Preferred Securities were listed immediately prior to the distribution of the Subordinated Debentures.

         (f) The following provisions shall apply to any call for redemption of Securities or any distribution of Subordinated Debentures to Holders:

         (i) Notice of any redemption of, or notice of distribution of Subordinated Debentures in exchange for, Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Subordinated Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to each Holder at the address of such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

         (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities.

         (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Subordinated Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) with respect to the Preferred Securities in book-entry form, by 12:00 noon, New York City time, on the redemption date, the Property Trustee will deposit irrevocably with the appropriate Clearing Agency or its nominee funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of such Preferred Securities, provided that the Subordinated Debenture Issuer has deposited with the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Debentures prior to such time, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date, provided that the Subordinated Debenture Issuer has deposited with the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Subordinated Debentures, prior to such mailing. If a Redemption/Distribution Notice shall have been given and funds deposited with the Property Trustee on or before the redemption date as required, then immediately prior to the close of business on the redemption date Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid on the redemption date either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

         (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depository or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders thereof at their addresses appearing on the books and records of the Trust, and (B) in respect of the Common Securities to the Holder thereof.

         (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

         5. Voting Rights - Preferred Securities.

         (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Subordinated Debenture Trustee, or exercising any trust or power conferred on the Subordinated Debenture Trustee with respect to the Subordinated Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.04 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Debentures shall be due and payable, provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Subordinated Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Subordinated Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Preferred Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration without first instituting a legal proceeding against the Property Trustee or any other Person. If an Event of Default occurs that results from the failure of the Subordinated Debenture Issuer to pay principal of or interest on the Subordinated Debentures when due, then during the continuance of such Event of Default each Holder of Preferred Securities may directly institute proceedings against the Subordinated Debenture Issuer to obtain payment to such Holder of an amount equal to the principal or interest so defaulted on with respect to Subordinated Debentures in a principal amount equal to the aggregate liquidation amount of the Preferred Securities owned by such Holder. No Holder of Preferred Securities will be entitled to exercise directly against the Subordinated Debenture Issuer any other remedy available to the Property Trustee, as the record holder of the Subordinated Debentures, unless the Property Trustee first fails to exercise such remedy.

         Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Subordinated Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         6.  Voting Rights - Common Securities.

         (a) Except as provided under Sections 6(b), (c) and 7 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after all Events of Default with respect to the Preferred Securities have been cured, waived, or otherwise eliminated, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Subordinated Debenture Trustee, or exercising any trust or power conferred on the Subordinated Debenture Trustee with respect to the Subordinated Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.04 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Subordinated Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority, the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding. Notwithstanding any vote pursuant to this Section 6(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Subordinated Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against any Person to enforce the Property Trustee's rights under the Declaration, without first instituting a legal proceeding against the Property Trustee or any other Person.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common

Securities or to distribute the Subordinated Debentures in accordance with the Declaration and the terms of the Securities.

         7.  Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than under the circumstances described in Section 8.1 of the Declaration, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Subordinated Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Subordinated Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Subordinated Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

         8.  Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration in respect of the Preferred Securities has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, then to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

         9.  Ranking.

         The Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Subordinated Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

         10. Listing.

         The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange, Inc.

         11. Acceptance of Securities Guarantee and Indenture.

         Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

         12. No Preemptive Rights.

         The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

         13. Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate) and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE

         [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

         Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate Number                                Number of Preferred Securities

                                                            CUSIP NO. __________

                   Certificate Evidencing Preferred Securities

                                       of

                         Ohio Edison Financing Trust II

                  _____% Trust Originated Preferred Securities
                 (liquidation amount $25 per Preferred Security)

         Ohio Edison Financing Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of _______ preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust designated the _____% Trust Originated Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred

                                      A-1-1

Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of ___________, 1996, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth in Annex I to the Declaration. The Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Subordinated Debentures (as defined in the Declaration) issued by Ohio Edison Company, an Ohio corporation ("Ohio Edison"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee Agreement of Ohio Edison dated as of ___________, 1996 (the "Guarantee") to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

         The Holder of this certificate, by accepting his certificate, is deemed to have (i) agreed to the terms of the Indenture and the Subordinated Debentures, including that the Subordinated Debentures are subordinate and junior in right to payment to all Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture and (ii) agreed to the terms of the Guarantee, including that the Guarantee is (x) subordinate and junior in right to payment to all other liabilities of Ohio Edison, including the Subordinated Debentures, except those made pari passu or subordinated by their terms, and (y) pari passu with the most senior preferred or preference stock now or hereafter issued by Ohio Edison and with any guarantee now or hereafter entered into by Ohio Edison in respect of any preferred or preference stock of any affiliate of Ohio Edison.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                                      A-1-2

         IN WITNESS WHEREOF, the regular trustees of the Trust have executed this certificate for and on behalf of the Trust.

                                                  Dated:

                                                  OHIO EDISON FINANCING TRUST II


                                                  By:
                                                    ----------------------------
                                                    as Regular Trustee

                                      A-1-3

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common          UNIF GIFT ACT -- ______ Custodian ______
TEN ENT --as tenants by the entireties                   (Cust)          (Minor)
JT TEN  --as joint tenants with right of           Under Uniform Gifts to Minors
          survivorship and not as tenants          Act__________________________
          in common                                     (State)

         Additional abbreviations may also be used though not in the above list.

                                      A-1-4

                              ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Please print or typewrite name(s) and address(es)
                  including postal zip code(s), of assignee(s)


and irrevocably appoints
of the Preferred Securities represented by this Certificate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
attorney to transfer such Preferred Securities on the books of the Trust. The attorney may substitute another to act for him or her.

Date:
     ------------------------

Signature:
          -------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)


Signature:
          -------------------
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)


*IMPORTANT READ CAREFULLY!

         The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration, enlargement or change whatsoever. The signature(s) of the person(s) executing this power must be guaranteed by an eligible guarantor institution which, at the time of issuing the guarantee, is a member of, or a participant in the medallion signature guarantee program recognized by the Securities Transfer Association.

                                      A-1-5

                                   EXHIBIT A-2
                       FORM OF COMMON SECURITY CERTIFICATE

Certificate Number                                   Number of Common Securities

                    Certificate Evidencing Common Securities
                                       of
                         Ohio Edison Financing Trust II

                    _____% Trust Originated Common Securities
                  (liquidation amount $25 per Common Security)

         Ohio Edison Financing Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the _____% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Subject to Section 9.1 of the Declaration (as hereinafter defined), the Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ___________, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Subordinated Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Subordinated Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this __ day of _________________, 199_.

                                    OHIO EDISON FINANCING TRUST II

                                    By:
                                       ---------------------------
                                        as Regular Trustee

                                      A-2-1

                             ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert assignee's name and social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ------------------------
Signature:
          -------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                      A-2-2

                                    EXHIBIT B

                       SPECIMEN OF SUBORDINATED DEBENTURE

                                    EXHIBIT C

                            DEALER MANAGER AGREEMENT

                             CROSS-REFERENCE TABLE*

                                   Section of

Trust Indenture Act                          Section of
of 1939, as amended                          Declaration
-------------------                          -----------
310(a)......................................................     5.3(a)
310(b)......................................................     5.3(c), 5.3(d)
310(c)......................................................     Inapplicable
311(a)......................................................     2.2(b)
311(b)......................................................     2.2(b)
311(c)......................................................     Inapplicable
312(a)......................................................     2.2(a)
312(b)......................................................     2.2(b)
313.........................................................     2.3
314(a)......................................................     2.4
314(b)......................................................     Inapplicable
314(c)......................................................     2.5
314(d)......................................................     Inapplicable
314(e)......................................................     1.1, 2.5
314(f)......................................................     Inapplicable
315(a)......................................................     3.9(b)
315(c)......................................................     3.9(a)
315(d)......................................................     3.9(a)
316(a)......................................................     Annex I
316(c)......................................................     3.6(e)
317(a)......................................................     3.8(d)
317(b)......................................................     3.8(h)

---------------
* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                 ARTICLE I
                      INTERPRETATION AND DEFINITIONS

SECTION 1.1     Definitions...............................................     2

                                ARTICLE II
                            TRUST INDENTURE ACT

SECTION 2.1     Trust Indenture Act; Application..........................     8
SECTION 2.2     Lists of Holders of Securities............................     9
SECTION 2.3     Reports by the Property Trustee...........................     9
SECTION 2.4     Periodic Reports to Property Trustee......................     9
SECTION 2.5     Evidence of Compliance with Conditions
                Precedent.................................................    10
SECTION 2.6     Events of Default; Waiver.................................    10
SECTION 2.7     Event of Default; Notice..................................    12

                                ARTICLE III

                               ORGANIZATION

SECTION 3.1     Name......................................................    12
SECTION 3.2     Office....................................................    12
SECTION 3.3     Purpose...................................................    13
SECTION 3.4     Authority.................................................    13
SECTION 3.5     Title to Property of the Trust............................    13
SECTION 3.6     Powers and Duties of the Regular
                Trustees..................................................    14
SECTION 3.7     Prohibition of Actions by the Trust and
                the Trustees..............................................    17
SECTION 3.8     Powers and Duties of the Property
                Trustee...................................................    18
SECTION 3.9     Certain Duties and Responsibilities of
                the Property Trustee......................................    20
SECTION 3.10    Certain Rights of the Property Trustee....................    22
SECTION 3.11    Delaware Trustee..........................................    24
SECTION 3.12    Execution of Documents....................................    24
SECTION 3.13    Not Responsible for Recitals or Issuance
                of Securities.............................................    24
SECTION 3.14    Duration of Trust.........................................    25
SECTION 3.15    Mergers...................................................    25
SECTION 3.16    May Hold Securities.......................................    26

                                ARTICLE IV
                                  SPONSOR

SECTION 4.1     Sponsor's Purchase of Common Securities.....................  27
SECTION 4.2     Responsibilities of the Sponsor.............................  27
SECTION 4.3     Expenses....................................................  28

                                 ARTICLE V
                                 TRUSTEES

SECTION 5.1     Number of Trustees..........................................  29
SECTION 5.2     Delaware Trustee............................................  29
SECTION 5.3     Property Trustee; Eligibility...............................  29
SECTION 5.4     Qualifications of Regular Trustees and
                Delaware Trustee Generally..................................  30
SECTION 5.5     Initial Trustees............................................  30
SECTION 5.6     Appointment, Removal and Resignation of
                Trustees....................................................  31
SECTION 5.7     Vacancies among Trustees....................................  32
SECTION 5.8     Effect of Vacancies.........................................  32
SECTION 5.9     Meetings....................................................  33
SECTION 5.10    Delegation of Power.........................................  33

                                ARTICLE VI
                               DISTRIBUTIONS

SECTION 6.1     Distributions...............................................  34

                                ARTICLE VII
                          ISSUANCE OF SECURITIES

SECTION 7.1     General Provisions Regarding Securities.....................  34

                               ARTICLE VIII
                           TERMINATION OF TRUST

SECTION 8.1     Termination of Trust........................................  35

                                ARTICLE IX
                           TRANSFER OF INTERESTS

SECTION 9.1     Transfer of Securities......................................  36
SECTION 9.2     Registration of Transfer and Exchange
                of Preferred Security Certificates..........................  37
SECTION 9.3     Deemed Security Holders.....................................  38
SECTION 9.4     Book Entry Interests........................................  38
SECTION 9.5     Notices to Clearing Agency..................................  38
SECTION 9.6     Appointment of Successor Clearing
                Agency......................................................  39
SECTION 9.7     Definitive Preferred Security
                Certificates................................................  39
SECTION 9.8     Mutilated, Destroyed, Lost or Stolen
                Certificates................................................  39
SECTION 9.9     Maintenance of Office or Agency.............................  40
SECTION 9.10    Appointment of Paying Agent.................................  40

                                              ARTICLE X
                                     LIMITATION OF LIABILITY OF
                              HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.1        Liability......................................  41
         SECTION 10.2        Exculpation....................................  41
         SECTION 10.3        Fiduciary Duty.................................  42
         SECTION 10.4        Indemnification................................  43
         SECTION 10.5        Outside Businesses.............................  43

                                             ARTICLE XI
                                             ACCOUNTING

         SECTION 11.1        Fiscal Year....................................  44
         SECTION 11.2        Certain Accounting Matters.....................  44
         SECTION 11.3        Banking........................................  45
         SECTION 11.4        Withholding....................................  45

                                             ARTICLE XII
                                       AMENDMENTS AND MEETINGS

         SECTION 12.1        Amendments.....................................  45
         SECTION 12.2        Meetings of the Holders; Action by
                             Written Consent................................  47

                                            ARTICLE XIII
                                 REPRESENTATIONS OF PROPERTY TRUSTEE
                                        AND DELAWARE TRUSTEE

         SECTION 13.1        Representations and Warranties of
                             Property Trustee...............................  49
         SECTION 13.2        Representations and Warranties of
                             Delaware Trustee...............................  50

                                             ARTICLE XIV
                                            MISCELLANEOUS

         SECTION 14.1        Notices........................................  50
         SECTION 14.2        Governing Law..................................  52
         SECTION 14.3        Intention of the Parties.......................  52
         SECTION 14.4        Headings.......................................  52
         SECTION 14.5        Successors and Assigns.........................  52
         SECTION 14.6        Partial Enforceability.........................  52
         SECTION 14.7        Counterparts...................................  52

ANNEX I                      TERMS OF SECURITIES.............................I-1
EXHIBIT A-1                  FORM OF PREFERRED SECURITY
                               CERTIFICATE.................................A-1-1

EXHIBIT A-2                  FORM OF COMMON SECURITY CERTIFICATE...........A-2-1
EXHIBIT B                    SPECIMEN OF SUBORDINATED DEBENTURE..............B-1
EXHIBIT C                    DEALER MANAGER AGREEMENT........................C-1